Supplement dated January 31, 2005 to Prospectus dated May 1, 2004

THE GUARDIAN INVESTOR

The following information should be read in conjunction with the Prospectus dated May 1, 2004 for The Guardian Investor individual variable annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account D. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1. Page 24 of the Prospectus is amended by adding a new section, entitled “Spousal Continuation,” before the section entitled, “Enhanced death benefits”:

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners, and
•	one but not both joint owners dies before annuity payments begin;
•	the two joint owners were married to each other on the date of the deceased owner’s death; and
•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit The Guardian Cash Fund variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.